Supplement Dated October 22, 2013
To The Prospectuses Dated April 29, 2013 For

PERSPECTIVE II®
PERSPECTIVE L SERIESSM
RETIREMENT LATITUDES®
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®
Through JACKSON NATIONAL SEPARATE ACCOUNT – I

PERSPECTIVE II®
PERSPECTIVE L SERIESSM
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®
Through JNLNY SEPARATE ACCOUNT I

This supplement updates the above-referenced prospectuses.  Please read and keep it together with your prospectus for future reference.  To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com (or for contracts issued in New York, please contact us at our Jackson of NY Service Center, P.O. Box 30313, Lansing, Michigan, 48909-7813; 1-888-965-6569; www.jackson.com).

Effective October 25, 2013 at close of business, our acceptance of new applications requesting 1035 exchanges or qualified transfers of assets will be restricted temporarily and these transactions will be available only through Jackson National Life affiliated broker dealers. Beginning December 16, 2013, it is planned that the restrictions will be removed and new applications requesting 1035 exchanges and qualified transfers of assets will again be accepted.

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(To be used with JMV7697 04/13, VC5890ML 04/13, JMV9476 04/13, JMV9476ML 04/13, JMV9476WF 04/13, VC5995 04/13, JMV7697NY 04/13, JMV9476NY 04/13 and JMV9476WFNY 04/13.)
 CMV12009 10/13